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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  MAY 10, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                          THE GREAT ATLANTIC & PACIFIC
                               TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                        1-4141                13-1890974
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                               TWO PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 573-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.01   REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 10, 2005, The Great Atlantic & Pacific Tea Company, Inc. issued a press release announcing its financial results for the fiscal 2004 fourth quarter and full year ended February 26, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the press release presents non-GAAP financial measures for "EBITDA." EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, discontinued operations and cumulative effect of change in accounting principles. Management believes that the use of such non-GAAP financial measures enables the Company to convey a useful and informative financial picture to investors. The non-GAAP measure "EBITDA" reflects a measure that the Company beleives is of interest to investors. As required by the Securities and Exchange Commission, EBITDA is reconciled to Net Cash provided by Operating Activities on
Schedule 1 of the release.


ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

(c). Exhibits.

         Exhibit 99.1 Press Release of The Great Atlantic & Pacific Tea Company, dated May 10, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                  By: /s/ Mitchell P. Goldstein
                                      ------------------------------------------
                                  Name:          Mitchell P. Goldstein
                                  Title:       Executive Vice President,
                                          Chief Financial Officer & Secretary

   Dated: May 10, 2005

                                 EXHIBIT INDEX

EXHIBIT No.       DESCRIPTION
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   99.1           Press Release dated May 10, 2005